===============================================================================
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[X]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                       ACTION PRODUCTS INTERNATIONAL, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1) Title of each class of securities to which transaction applies:
     -------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
     -------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     -------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
     -------------------------------------------------------------------------
     (5) Total fee paid:
     -------------------------------------------------------------------------
[_]  Fee paid previously with preliminary materials.
[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
     -------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
     -------------------------------------------------------------------------
     (3) Filing Party:
     -------------------------------------------------------------------------
     (4) Date Filed:
     -------------------------------------------------------------------------
Notes:

                       ACTION PRODUCTS INTERNATIONAL, INC.
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                   MAY 8, 1998

TO OUR SHAREHOLDERS:

      Notice is hereby given that the Annual Meeting of the Shareholders of Action Products International, Inc. (the "Company") will be held at the offices of the Company at 344 Cypress Road, Ocala, Florida 34472-3108 on Monday, June 8, 1998, at 9:30 a.m., to consider and vote upon the following proposals, all of which are more completely set forth in the accompanying Proxy Statement:

          1. To consider and act upon a proposal to amend and restate the Company's Articles of Incorporation to (i) increase the number of authorized shares of Common Stock to 15 million; (ii) authorize 10 million shares of a new class of "Blank Check" Preferred Stock (subject to limitations on the voting power of any series of Preferred Stock); (iii) classify the Board of Directors into two classes, each class elected for staggered two-year terms; (iv) provide that either the shareholders or the Board of Directors has the power to alter, amend and repeal the By-Laws; and (v) make other minor changes in the interests of modernization, clarity and brevity.

     2. If Proposal 1 is adopted, to elect four (4) directors as follows: two directors to serve a one-year term, and two directors to serve a two-year term .
          If Proposal 1 is not approved, to elect four (4) directors to serve a one-year term.

          3. To transact such other business as may properly come before the meeting.

     Only shareholders of record at the close of business on April 9, 1998, will be entitled to vote at the meeting.

     The Board of Directors has fixed the close of business on April 9, 1998, as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. A form of proxy and the Company's Annual Report to Shareholders for the fiscal year ended December 31, 1997 are enclosed.

      Whether  or  not  you  expect  to attend  the  meeting,  please  read  the accompanying Proxy Statement and complete, sign, date and return the accompanying proxy in the enclosed postage paid envelope at your earliest convenience. You may revoke your proxy at any time before it is exercised by following the instructions set forth on the first page of the accompanying Proxy Statement.

                              BY ORDER OF THE BOARD OF DIRECTORS
                              ACTION PRODUCTS INTERNATIONAL, INC.

                              _/s/Delton G. de Armas______________
                              Delton G. de Armas
                              Secretary
Ocala, Florida
May 8, 1998

                       ACTION PRODUCTS INTERNATIONAL, INC.
                                 PROXY STATEMENT


                               GENERAL INFORMATION

      This Proxy Statement is furnished to shareholders of Action Products International, Inc. (the "Company") in connection with the solicitation by the Board of Directors of proxies to be used at the 1998 Annual Meeting of Shareholders of the Company and any adjournment or postponement thereof (the "Meeting"). The Meeting will be held on Monday, June 8, 1998, at 9:30 a.m., Eastern Standard Time, at the offices of the Company at 344 Cypress Road, Ocala, Florida 34472-3108. This Proxy Statement and enclosed form of Proxy were first sent to shareholders on or about May 8, 1998. The Company's Annual Report for the year ended December 31, 1997, including certified financial statements, is also enclosed herewith.

      The Board of Directors of the Company is soliciting proxies so that each shareholder is given an opportunity to vote. These proxies enable shareholders to vote on all matters that are scheduled to come before the Meeting. When proxies are returned properly executed, the shares represented thereby will be voted by the Proxy Committee in accordance with the shareholders' directions. Shareholders are urged to specify their choices by marking the enclosed proxy; if no choice has been specified, the shares will be voted FOR the adoption of the Restated and Amended Articles and FOR the election of the four nominees as directors. The proxy also confers upon the Proxy Committee discretionary authority to vote the shares represented thereby on any other matter that may properly be presented for action at the Meeting.

     Votes cast by proxy or in person at the Meeting, which will be tabulated by an Inspector of Elections appointed for the Meeting, will determine whether or not a quorum is present. The Inspector of Elections will treat abstentions as shares that are present for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any matter submitted to the shareholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

      The  Proxy  Committee  is composed of Ronald Kaplan,  Chairman  and  Chief
Executive  Officer  of the Company and Delton G. de Armas, Secretary  and  Chief
Financial Officer of the Company, who will vote all shares of common stock represented by proxies. As stated above, voted shares will be tabulated by the Inspector of Elections.

      The principal offices of the Company are located at 344 Cypress Road, Ocala, Florida 34472-3108 and its telephone number is (352) 687-2202.

            Securities Outstanding and Voting Rights

      Only holders of shares of the Company's common stock, par value $.001 per share ("Common Stock"), of record at the close of business on April 9, 1998, will be entitled to vote at the Meeting. On that date, 1,624,926 shares of the Company's Common Stock were issued and outstanding.

     Each share of Common Stock is entitled to one vote on all matters submitted to a vote of shareholders, including the election of directors. Approval of each of the matters to be acted upon at the Meeting will require a majority of the votes cast at the meeting to be cast in favor of the matter, except that directors will be elected by a plurality of the votes cast.

                             Revocability of Proxies

      Any proxy may be revoked at any time before it is voted by written notice mailed or delivered to the Secretary of the Company, by receipt of a proxy properly signed and dated subsequent to an earlier proxy, and by revocation of a written proxy request in person at the Meeting, but if not so revoked, the shares represented by such proxy will be voted.

                                   MANAGEMENT

      The following table sets forth the names, ages, and positions with the Company of all of the executive officers and directors of the Company. Also set forth below is information as to the principal occupation and background for each person in the table.

Name                      Age    Position
Ronald S. Kaplan          32   Chair of the Board of
                               Directors, President,
                               Chief Executive Officer

David A. Carter Esq.      47  Director, Chair of Audit
                              Committee

Richard Gordon, Jr.       68  Director, Chair of Nominating
                              Committee

Judith H. Kaplan          59  Director, Company  Founder,
                              Honorary Chair

Pablo C. Savetman         32  Vice  President -  Sales  and
                              Marketing

Delton G. de Armas        27  Chief Financial Officer,
                              Secretary

Robert G. Zumbahlen       41  Treasurer, Purchasing and
                              Inventory Control Manager

      Ronald S. Kaplan, Director since 1991, was appointed Chair of the Board on January 1, 1996. He was President ('93-present), Chief Executive Officer ('96-present), Chief Operating Officer ('93-present), and Executive Vice President ('91-'93) of the Company.

      David A. Carter, Esq., Director since February of 1998, Mr. Carter has managed a legal practice under the name David A. Carter, P.A. since October of 1990. The firm's client base and expertise have emphasis in Securities, General Corporate and Commercial Litigation. He holds a Bachelor of Arts degree in Finance from the University of South Florida and a Juris Doctor from Drake University and has more than 16 years experience in Banking and General Corporate law. Mr. Carter chairs the Audit Committee.

      Richard Gordon, Jr., Director since April 1996, is a former Apollo and Gemini Astronaut and has served both as director and officer with other public and non-public companies, including Executive Vice President of the National Football League's New Orleans Saints, Board Director of Scott Science and Technology, Inc., President/CEO of Astro Sciences Corporation, and President of Space Age America, Inc. Mr. Gordon chairs the Nominating Committee

      Judith H. Kaplan, Company Founder and Director since 1981, served as Chair of the Board of Directors since its incorporation in 1981 until December 31, 1995. Ms. Kaplan was President ('81-'87), Secretary ('81-'97), Chief Executive Officer ('81-'95), Chief Financial Officer ('81-'98) and Treasurer ('81-'91) of the Company.

      Pablo Savetman, Vice President of Sales and Marketing, earned an Associate degree in Business Management from St. Johns University in New York. His experience previous to the Company focused on the sales and distribution of consumer products primarily in international markets and included his position as International Sales Manager for Cowboy Brothers Trading Corp. from 1993 to 1994, and several years preceding as a sales manager for Juno Export Trading. Mr. Savetman joined the Company in April of 1994, and is currently the Company's Vice President of Sales.

     Delton G. de Armas, Chief Financial Officer and Secretary, is a graduate of the University of Central Florida in Orlando, Florida with Bachelor of Science degrees in Accounting and Finance. Mr. de Armas joined the Company in September of 1995. He was previously with the Certified Public Accounting firm of Lovelace, Roby & Company, P.A.

      Robert G. Zumbahlen has been Treasurer since 1991. He is a graduate of Bentley College in Waltham, Massachusetts (1979) with a Bachelor of Science in Accounting. Mr. Zumbahlen joined the Company in 1984 and is currently the Company's Purchasing and Inventory Control Manager.

Board Meetings and Compensation

      The Board of Directors held five meetings during the last fiscal year. No Director participated in fewer than 75% of the aggregate of the total number of meetings of the Board of Directors (excluding Mr. Carter who first joined the Board in February 1998 and subsequently attended all Board meetings.)

      The Company has standing audit and nominating committees. The Audit Committee is comprised of David A. Carter, Chair; Richard Gordon, Jr. and Judith
H. Kaplan. The Audit Committee reviews and approves the selection of and the services performed by the Company's independent accountants, meets with and receives reports from the Company's financing and accounting staff and independent accountants, and reviews the scope of audit procedures, accounting practices and internal controls. The Nominating Committee is comprised of Richard Gordon, Jr., Chair, and Ronald S. Kaplan

      Directors who are full-time employees of the Company receive no additional compensation for services rendered as members of the Company's Board or any committee thereof. Directors who are not full-time employees of the Company receive $2,500 per year, $500 for each Board meeting attended in person, and $250 for each Board meeting attended telephonically. In addition, the Company grants incentive stock options with an exercise price greater than the market value of the underlying stock to the directors for services rendered while serving on the Board.

Family Relationships

     Ronald S. Kaplan is the son of Judith H. Kaplan.

Compliance with Section 16(a) of the Securities Exchange Act

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent (10%) of the Company's outstanding Common Stock to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock. Such persons are required by the SEC Regulations to furnish the Company with copies of all such reports they file. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, all Section 16(a) filing requirements applicable to officers, directors and greater than ten percent (10%) beneficial owners have been complied with.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

     The following table sets forth the aggregate compensation paid to Ronald S. Kaplan (the "Named Executive Officer") by the Company. None of the other executive officers of the Company were paid a total annual salary and bonuses which was $100,000 or more for the year ended December 31, 1997.

       Summary Compensation Table
         Long Term Compensation
                                                     Other
Name and                             Annual          Restrict
Principal                            Salary   Bonus  Compensation
Position                  Year        ($)      ($)    ($)1
Ronald Kaplan             1997       $75,000         $6,000
CEO                       1996       $73,370         $6,000
                          1995       $54,218         $6,000
               __________________________
    1Includes value of use of automobile, vacation pay, sick pay.

      Ron Kaplan was promoted to Chief Executive Officer and Chairman of the Board of Directors as of January 1, 1996 and continues to serve as President of the Company. Mr. Kaplan's annual salary is $75,000 plus the use of an automobile.

Option Grants to Executive Officers During 1997

      No options were granted during 1997 to the Named Executive Officer listed in the Summary Compensation Table.

Aggregated Fiscal Year Ended Option Value Table

     The following table sets forth the aggregate of options exercised in the year ended December 31, 1997 and the value of options held at December 31, 1997.

                   Option Exercises/Option Values
                                              Number of
                                              Securities     Value of
                                              Underlying     Unexercised
                                              Unexercised    In-the-money
                                              Options        Options
                                              at Fiscal      at Fiscal
                  Shares                      Year End       Year End
                  Acquired on   Value         Exercisable/   Exercisable/
Name              Exercise (#)  Realized($)   Unexercisable  Unexercisable
Ronald S. Kaplan  -             -             343,000/0      $212,625/0(1)

          (1) The dollar value was calculated by determining the difference between the fair market value at fiscal year-end of the Common Stock underlying the options and the exercise prices of the options. The last sale price of a share of the Company's Common Stock on December 31, 1997 as reported by Nasdaq was $2.375.

Employee Stock Ownership Plan

      On April 23, 1984, the Company adopted an Employee Stock Ownership Plan ("ESOP"). The ESOP qualifies for special tax benefits under the Internal Revenue Code. Under the ESOP, the Company, at the discretion of its Board of Directors, may make an annual contribution to a trust that purchases the Company's stock from the Company for the benefit of the Company's employees who have completed at least 1,000 hours of work during the fiscal year. Employer contributions under the ESOP are allocated to each employee's account on a pro-rata basis according to the total compensation paid to, and the number of years of service by, all eligible employees. An employee becomes 100% vested in the ESOP following five years of plan eligibility. As of December 31, 1997, there were 28,215 shares of Common Stock held by the Company's ESOP trust.

401(k) Plan

      Effective October 3, 1986, the Company adopted a Voluntary 401(k) Plan. All employees are eligible for the plan. Employees who have worked for the Company 18 months are currently eligible for a 34% match of their subsequent contributions. Benefits are determined annually. The lowest 66% of paid employees may contribute the lesser of 15% of their salary or $9,500. The top 1/3 of employees cannot contribute a percentage greater than 15% of their compensation or 150% the of average contribution of the lowest 66% of paid employees to a maximum of $9,500 or the applicable maximum allowed by the Internal Revenue Code. Employer contributions vest within three months and all contributions are held in individual employee accounts with an outside financial institution.

Stock Option Plan

      To increase the officers', key employees' and consultants' interest in the Company and to align more closely their interests with the interests of the Company's shareholders, the Board of Directors adopted a stock option plan called the "1996 Stock Option Plan" (the "Plan") on May 28, 1996. The Board of Directors has determined that the Plan will work and believes that the Plan is in the Company's best interests.

      Under the Plan, the Company has reserved an aggregate of 900,000 shares of Common Stock for issuance pursuant to options granted under the Plan ("Plan Options"). Plan Options are either options qualifying as incentive stock options ("Incentive Options") or options that do not qualify ("Non-Qualified Options"). Any Incentive Option granted under the Plan must provide for an exercise price of not less than 100% of the fair market value of the underlying shares on the date of such grant. The exercise price of Non-Qualified Options shall be determined by the Board of Directors or the Committee but shall in no event be less than 5% of the fair market value of the underlying shares on the date of the grant. As of December 31, 1997, there were 509,000 options existing under the plan.

         CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      As of December 31, 1997, the Company owed $600,000 to Ronald S. Kaplan and Elissa Kaplan in the amounts of $480,000 and $120,000, respectively, on five-year convertible promissory notes. These notes bear interest at 9% per annum, payable monthly, and are convertible into an aggregate of approximately 1,036,300 shares of the Company's Common Stock.

      In connection with stock options exercised during the year, there were stock subscriptions receivable from related parties of $113,200 as of December 31, 1997.

                   PRINCIPAL SECURITY HOLDERS
                      AND SECURITY OWNERSHIP OF MANAGEMENT

      The following table sets forth information as of April 9, 1998, with respect to the beneficial ownership of Common Stock by all shareholders known by the Company to be the beneficial owners of more than 5% of its outstanding Common Stock, all directors, and all directors and officers of the Company as a group. Except as noted below, each person has sole voting and investment power with respect to the shares shown. On the above date the Company had 1,624,926 shares of Common Stock outstanding.

                          Table of Beneficial Ownership

                              Amount and
                     Title    Nature of      Percent
                     of       Beneficial     of
Name                 Class    Ownership      Class
Ronald S. Kaplan     Common     364,127 (1)  18.5%

Judith Kaplan        Common   1,026,302 (2)  52.9%

Warren Kaplan        Common   1,026,302 (3)  52.9%

David A. Carter      Common       1,000       0.1%

Richard Gordon, Jr.  Common      20,000 (4)   0.6%

All Directors and
 Officers as a
 Group (8 persons,
 Directors and 5%
 owners shown
 above)              Common   1,510,912 (5)  63.1%

1     Includes  immediately exercisable options to purchase  243,000  shares  at
   $1.38  per  share  and 100,000 shares at $3.50 per share.  Does  not  include approximately  1,036,300  shares of Common Stock which  may  be  issued  upon conversion of certain convertible promissory notes held by Ronald S. Kaplan and Elissa Kaplan.

2     Includes  28,215  shares held as Trustee of the Company's  Employee  Stock
  Ownership  Plan Trust and immediately exercisable options to purchase  58,000
  shares  at  $1.38  per  share  and  100,000 shares at $3.50 per share.   Also
  includes 338,875 shares held by her husband, and of which Ms. Kaplan disclaims beneficial ownership.

3     Includes immediately exercisable options to purchase 58,000 share at $1.38 per share and 100,000 shares at $3.50 per share.  Also includes 28,215 shares held  as  Trustee  of  the Company's Employee Stock Ownership Plan Trust  and
   343,212  shares  owned  by  his  wife,  and  of which Mr. Kaplan   disclaims
   beneficial  ownership.

4    Includes immediately exercisable options to purchase 20,000 shares at $3.50 per share.

5     The  1,026,302  shares of Common Stock owned by Judith Kaplan  and  Warren
   Kaplan referred to in footnotes 2 and 3 are counted only once in  calculating the total in order to avoid a misleading total.


                 PROPOSALS TO THE SHAREHOLDERS

PROPOSAL 1.    ADOPTION OF RESTATED ARTICLES OF INCORPORATION

Introduction

      The Board of Directors has approved and recommends that the shareholders approve a proposal to adopt amended and restated articles of incorporation for the Company in the form attached to this proxy statement as Exhibit A (the "Restated Articles"). The description set forth below of the Restated Articles is qualified in its entirety by the text of Exhibit A, which is incorporated herein by reference. As discussed below, the Restated Articles would amend the existing Articles of Incorporation (the "Current Articles") by: (i) increasing the number of authorized shares of Common Stock to 15 million shares and authorizing 10 million shares of a new class of "Blank Check" Preferred Stock (subject to limitations on the voting power of any series of Preferred Stock);
(ii) classifying the Board of Directors into two classes, each class elected for staggered two-year terms and (iii) providing that either the shareholders or the Board of Directors has the power to alter, amend or repeal the By-Laws.

     The Restated Articles, which are included as Exhibit A, are being presented to the shareholders for their adoption as a single proposal. As more fully described below, the Board of Directors believes that the proposed amendments ("Proposed Amendments"), taken together, would, if adopted, (i) enable the Company to pursue acquisitions and enter into transactions which management believes would provide the potential for growth and profit and (ii) discourage attempts by others to acquire control of the Company without negotiation with the Board. Shareholders are urged to read and consider carefully the Proposed Amendments.

Purposes and Effects of the Proposed Amendments

A.   Acquisition Strategy

     Management believes that the Proposed Amendments will provide several long-term advantages to the Company and its shareholders. The passage of the Proposed Amendments will enable the Company to pursue acquisitions or enter into transactions which management believes provide the potential for growth and profit. With additional authorized shares of Common Stock and a new class of Preferred Stock, the Company will be able to evaluate or seek to consummate business combinations or other transactions which, if they could be accomplished, might enhance stockholder value. Additional authorized shares could be used to raise cash assets through sales of stock to public and private investors. If additional authorized shares are available, transactions dependent upon the issuance of additional shares would be less likely to be undermined by delays and uncertainties occasioned by the need to obtain stockholder authorization prior to consummation of such transactions. The ability to issue shares, as deemed in the Company's best interest by the Board, will also permit the Company to avoid the expenses which are incurred in holding special shareholders' meetings.

B.   Anti-Takeover Measures

      Another purpose of the Proposed Amendments is to supplement and strengthen existing provisions of the Articles of Incorporation and By-Laws which are designed to discourage certain types of transactions that involve an actual or threatened unwelcome or unsolicited change of control of the Company. More specifically, the Proposed Amendments relate to increasing the authorized common stock, authorizing a class of preferred stock, and classifying the board into two classes may be deemed to be anti-takeover measures.

      The Proposed Amendments are intended to encourage persons seeking to acquire control of the Company to initiate such efforts through negotiations with the Company's Board of Directors. The Board of Directors believes that the Proposed Amendments will help give the Board the time necessary to evaluate unsolicited offers, as well as appropriate alternatives, in a manner which assures fair treatment of the Company's shareholders. The Proposed Amendments are also intended to increase the bargaining leverage of the Board of Directors, on behalf of the Company's shareholders, in any negotiations concerning a potential change of control of the Company. The Proposed Amendments will, however, make more difficult or discourage a proxy contest or the assumption of control by a substantial shareholder and thus could increase the likelihood that incumbent directors will retain their positions. The Proposed Amendments, if they are adopted, could also have the effect of discouraging a third party from making a tender offer or otherwise attempting to obtain control of the Company even though such attempt might be beneficial to the Company's shareholders.

      The Proposed Amendments are permitted under Florida law and are consistent with the rules of the NASDAQ Small Cap Market on which the Company's Common Stock is currently traded. The Proposed Amendments are not the result of management's knowledge of any specific effort to accumulate the Company's securities or to obtain control of the Company by means of a merger, tender offer, proxy solicitation in opposition to managment or otherwise. Except for the Proposed Amendments and the adoption of a new set of By-Laws (as described herein), the Board does not intend to propose other anti-takeover measures in any future proxy solicitation.

Existing Anti-Takeover Measures in the Company's Charter Documents and Florida
Law

      The Company's Current Articles and By-Laws contain provisions which like the Proposed Amendments may be deemed to have an anti-takeover effect. The Current Articles do not authorize cumulative voting. Under Florida law, if cumulative voting is to exist, it must be authorized in a company's articles of incorporation. The Current Articles authorize the issuance of 5,000,000 shares of Common Stock, not all of which have been issued or reserved. As of April 9, 1998, 1,624,926 shares of the Company's Common Stock were issued and outstanding and 897,000 shares were reserved for the issuance of outstanding options and warrants. Consequently, the Company has 2,478,074 shares of Common Stock available for issuance. The authorized and available Common Stock could (within the limits imposed by applicable law and the rules of the NASDAQ Small Cap Market Listing Rules) be issued by the Company and used to discourage a change in control of the Company. For example, the Company could privately place shares with purchasers who might side with the Board of Directors in opposing a hostile takeover bid.

     Florida has enacted legislation that may deter or frustrate takeovers of Florida corporations. The Florida Control Share Act generally provides that shares acquired in excess of certain specified thresholds will not possess any voting rights unless voting rights are approved by a majority of a corporation's disinterested shareholders. The Florida Affiliated Transactions Act generally requires supermajority approval by disinterested shareholders of certain specified transactions between a public corporation and holders of more than 10% of the outstanding voting shares of the corporation (or their affiliates).

Advantages and Disadvantages of the Proposed Amendments

      While the Board believes that the Proposed Amendments are in the best interests of the Company and its shareholders, each amendment does present scenarios which might be considered disadvantageous to the Company and/or its shareholders. To the extent that any third party potential acquirees are deterred by the Proposed Amendments, such amendments may have the effect of preserving the incumbent management in office. The Proposed Amendments may also serve to benefit incumbent management by making it more difficult to remove management, even when the only reason for the proposed change of control of the shareholder action may be the unsatisfactory performance of the present directors.

     Takeovers or changes in the board of directors of a company that are proposed and effected without prior consultation and negotiation with the company are not necessarily detrimental to the company and it shareholders. However, the Board of Directors feels that the benefits seeking to protect the ability of the Company to negotiate effectively through directors who have previously been elected by the shareholders and who are familiar with the Company outweigh any disadvantage of discouraging such unsolicited proxies.

Increasing the Authorized Common Stock and Authorizing a New Class of Preferred Stock (subject to limitations on the voting power of any series of Preferred Stock)

     The current Articles authorize 5 million shares of Common Stock. The Proposed Amendment to Article 4 would (i) increase the number of authorized shares of common stock to 15 million and (ii) authorize 10 million shares of a new class of "Blank Check" Preferred Stock. The Proposed Amendments, however, contain limitations on the voting power of any series of Preferred Stock that may be issued.

     The Board of Directors believes that the authorization of the increase in the number of shares of Common Stock and the creation of a new class of Preferred Stock are in the best interests of the Company and its shareholders. The Board of Directors believes that it is desirable to have additional authorized shares of Common Stock and Preferred Stock available for possible future financings, acquisition transactions and other general corporate purposes. Having such additional authorized shares of Common Stock and Preferred Stock available for issuance in the future will give the Company greater flexibility and may allow such shares to be issued without the expense and delay of a special shareholders meeting. Although such issuances of additional shares in respect of future acquisitions and financings would dilute existing shareholders, management believes it can attract and execute such transactions that would increase the value of the Company to its shareholders.

     The Board of Directors also believes that the Proposed Amendments are in the best interests of its shareholders and the Company because the Proposed
Amendment does not disproportionately affect the voting power of existing shareholders and is consistent with sound corporate governance policies.

     The term "Blank Check" Preferred Stock refers to stock for which the designations, preferences, or other rights, including voting rights, qualifications, limitations or restrictions thereof, are to be determined by the board of directors of a company prior to issuance, if any. However, pursuant to existing NASDAQ stock exchange listing rules, a company can not issue any shares of common stock or preferred stock which have greater voting rights than a company's previously issued stock. Accordingly, the Board of Directors will be limited in the voting rights that it can assign to the Preferred Stock. Such voting rights will be limited to one vote per share or lesser voting rights per share (e.g., 1/2 vote or 1/4 vote per share).

     The Board of Directors is required by Florida law to make any determination to issue shares of Common Stock or Preferred Stock based on its judgment as to the best interests of the shareholders and the Company. Although the Board of Directors has no present intention of doing so, it could issue shares of Common Stock or Preferred Stock (within the limit imposed by applicable law) that could, depending on the terms of such series, make more difficult or discourage an attempt to obtain control of the Company by means of an acquisition, tender offer, proxy contest or other hostile means. When in the judgment of the Board of Directors, such action would be in the best interest of the shareholders and the Company, such shares could be used to create voting or other impediments or to discourage persons seeking to gain control of the Company. Such shares could be privately placed with purchasers favorable to the Board of Directors in opposing such action. In addition, the Board of Directors could authorize holders of Common or Preferred Stock to vote as separate classes on any merger, sale or exchange of assets by the Company or any other extraordinary corporate transaction. The existence of the additional authorized shares could have the effect of discouraging unsolicited takeover attempts. The issuance of new shares also could be used to dilute the stock ownership of a person or entity seeking to obtain unsolicited or unwelcome control of the Company should the Board of Directors consider the action of such entity or person not to be in the best interest of the shareholders and the Company.

      The authorization of additional shares of Common Stock of the Company will not by itself have an effect on the rights of the holders of existing Common Stock. However, any issuance of additional shares of Common Stock could affect the existing holders of shares of Common Stock by diluting the per share earnings and voting power of the Common Stock. The issuance of Preferred Stock could also affect the rights of holders of the Common Stock. Dividends on Preferred Stock may be required to be paid prior to any dividends on Common Stock. Preferred stockholders may be given priority in the event of a liquidation, dissolution or winding up of the Company. Preferred Stock may also be convertible into shares of Common Stock at a conversion rate set by the Board of Directors. Such conversion could have a dilutive effect on the holders of Common Stock.

      While the Company may consider effecting an equity offering of Common or Preferred Stock in the proximate future for purposes of raising additional working capital or otherwise, the Company, as of this date, has no agreements or understandings with any third party to effect any such offering, to purchase any shares offered in connection therewith, or to vote any such shares, and no assurances are given that any offering will in fact be effected. Therefore, whether such shares of Common Stock or Preferred Stock will be issued and the terms of any Preferred Stock, described in this Proposed Amendment, cannot be stated or estimated at this time. The Board of Directors does not anticipate that the approval of the shareholders of the Company will be solicited for any future issuances of any of the additional authorized shares, unless such solicitation is otherwise required by law or the NASDAQ Small Cap Market. Under the NASDAQ Small Cap Market Listing Rules, a company's shareholders must approve any issuance of common stock (or securities exercisable or convertible into common stock) if such common stock has or will have upon issuance voting power equal to or in excess of 20% of the voting power outstanding before issuance of such common stock (or securities exercisable or convertible into such stock).

Classified Board

      The By-Laws of the Company currently provide that the directors will be elected for one-year terms at the annual meeting of shareholders. The Proposed Amendment to Article 7 of the Current Articles would provide for the Board to be divided into two classes of directors serving staggered two-year terms. As a result, approximately one-half of the Board will be elected each year. Initially, members of both classes will be elected at the Meeting, as described in ITEM 2. ELECTION OF DIRECTORS. Directors elected to Class I positions will serve until the 1999 Annual Meeting of Shareholders, and Directors elected to Class II position will serve until the 2000 Annual Meeting of Shareholders. After a transitional arrangement, the Directors will serve for two years, with one class being elected each year.

     At the Meeting, it is anticipated that Judith H. Kaplan and Richard Gordan, Jr. will be elected as Class I Directors, and Ronald S. Kaplan and David A. Carter will be elected as Class II Directors. When the Board adds additional directors, such directors will be added in a manner such that ultimately each class of directors will have an equal number of members or as near thereto as possible.

      Commencing with the re-election of directors to Class I positions at the 1999 Annual Meeting of Shareholders, directors elected at an annual meeting will be elected to a two year term. This Proposed Amendment gives the Board a greater likelihood of continuity and experience since at any one time approximately one-half of the Board will be in its first year of service and approximately one-half will be in its second year of service. Members elected within the most recent year will comprise approximately one-half of the membership of the Board. Although the Board is not aware of any problems experienced by the Company in the past with respect to continuity and stability of leadership and policy, the Board believes that a classified Board will decrease the likelihood of problems of continuity and stability arising in the future.

     A classified Board with staggered two-year terms will also make the Company less attractive to tender offers since, if the Board was comprised of four members as at present, a majority shareholder will, under the Proposed Amendment, probably need at least two annual meetings to obtain control of the Board, as opposed to one meeting. The Board believes that the Proposed Amendment will lead a well financed bidder into direct negotiation with the Board and therefore discourages potential hostile takeovers of the Company.

Procedure for Amending the By-Laws

      Under present Florida law, amending the By-Laws is a power that may be exercised by either the Board of Directors or the shareholders. However, a company's articles of incorporation or a shareholder's action may expressly reserve the authority to amend some or all of the By-Laws to the shareholders. The Company's Current Articles expressly provide that only the shareholders can approve amendments to the By-Laws.

      The Proposed Amendment would permit either the Board of Directors or the shareholders to amend the By-Laws. The Board of Directors believes that it is in the best interests of the Company to adopt this provision, because it will give the Board greater flexibility to govern the daily affairs of the Company. The Proposed Amendment will also ease administrative matters. The Company has a large number of shareholders, so it is difficult to obtain shareholder approval on every minor change to the By-Laws. It should also be noted that the Proposed Amendment does not take away the shareholders authority to amend the By-Laws; it merely provides that both the directors and the shareholders have the power to alter, amend or repeal the By-Laws.

      If the Proposed Amendment is approved by the shareholders, the Board plans on adopting new By-Laws (the "Proposed By-Laws"), a copy of which is attached hereto as Exhibit B. Certain provisions in the Proposed By-Laws may have anti-takeover effects. These provisions include advance notice requirements for stockholder nominations to the Board of Directors and stockholder proposals.

      The notice provisions contained in Article XII of the Proposed By-Laws require that shareholders proposing to nominate one or more persons for election as directors or proposing other shareholder action at a shareholder's meeting (whether an annual or special meeting) provide the Company with advance written notice of at least 60 days prior to the scheduled shareholders meeting. The written notice must contain certain information regarding the shareholder, including the shareholder's name and address, the name of any person to be nominated by the shareholder as directors, any arrangements between the shareholder and each such nominee, and any other information regarding such nominees or each matter of business proposed by the shareholder that would be required in a proxy statement filed under the proxy rules of the Securities and Exchange Commission.

      The notice provisions increase the likelihood that the Company and all of its shareholders are given an opportunity to carefully consider and respond to important shareholder proposals. However, such provisions also prevent shareholders from making such proposals at the Annual Meeting without giving prior notice to the Company and may have the effect of precluding or discouraging an attempt to alter or amend By-laws or take other action due to a failure to comply, or a perceived difficulty in complying, with the specified procedures. Additionally, such notice provision could have the effect of deterring persons from initiating hostile takeover attempts against the Company. If a bidder is required to provide advance notice of shareholder measures intended to further a hostile takeover attempt, the bidder loses an element of surprise. As a result, the Board of Directors has more of an opportunity to devise and employ methods to fend off such an attack, should it determine that the bid is not in the best interests of the Company and its shareholders.

      Taking all these factors into consideration, however, the Board of Directors believes that these measures should increase the likelihood that all the Company shareholder will be treated equally and fairly when shareholder action is taken, and should enhance the ability of the company and its shareholder to carefully consider shareholder proposals.

Other Changes

      In addition to eliminating the provisions outlined above, the Restated Articles would make other minor, technical changes to the Current Articles by consolidating the Current Articles, including all existing amendments, and the Proposed Amendments into a single document and eliminating from that document obsolete and unnecessary provisions. These additional changes are summarized briefly as follows:

     (a)  Updating the current street address of the Company;

     (b) Updating information about the Company's registered agent and its address;

     (c) Eliminating provisions which specify the name and address of the Company's intial director and incorporator;

     (d) Reordering, renumbering and captioning Articles and Sections for purposes of clarity and enhanced readability.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THIS PROPOSAL TO RESTATE AND AMEND THE COMPANY'S ARTICLES OF INCORPORATION.

PROPOSAL II.   ELECTION OF DIRECTORS

      If Proposal I is approved, the nominees for election to each of the two classes of directors are as follows: directors with terms expiring at the 1999 Annual Meeting of Shareholders are Judith H. Kaplan and Richard Gordon, Jr. and directors with terms expiring at the 2000 Annual Meeting of Shareholders are Ronald S. Kaplan and David A. Carter. For biographical information regarding the nominees, see "Management."

     If Proposal 1 is adopted, two directors who are elected shall hold office for a term of one-year and two directors shall hold office for a term of two-years. If Proposal 1 is not adopted, four directors will be elected for a one-year term.

     Each of the nominees for director is presently a director of the Company. Each has consented to being named a nominee in this Proxy Statement and has agreed to serve as a director if elected at the Meeting. In the event that any nominee is unable to serve, the persons named in the proxy have discretion to vote for other persons if such other persons are designated by the Board of Directors. The Board of Directors has no reason to believe that any of the nominees will be unavailable for election.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE NOMINEES LISTED ABOVE.

                         OTHER MATTERS

      As of the date of this Proxy Statement, there are no other matters to be brought before the Meeting. Should any other matters come before the Meeting, action may be taken thereon pursuant to the proxies in the form enclosed, which confer discretionary authority on the persons named therein or their substitutes with respect to such matters.

                              SHAREHOLDER PROPOSALS

      Any proposal by a shareholder of the Company intended to be presented for consideration at the 1999 Annual Meeting of Shareholders must be received by the Company at its corporate offices no later than January 15, 1999.

                 INDEPENDENT PUBLIC ACCOUNTANTS

      Moore Stephens Lovelace, P.L., formerly Lovelace, Roby & Company, P.A., acted as the principal accountants for the Company for the fiscal year most recently completed. It is anticipated that Moore Stephens Lovelace, P.L. will be selected as the Company's principal accountant for the current year. The Company expects representatives of Moore Stephens Lovelace, P.L. to be present at the Meeting. It is also expected that the Moore Stephens Lovelace representative will serve as the Inspector of Elections.

                            EXPENSES OF SOLICITATION

      The cost of this solicitation of proxies will be borne by the Company, including expenses in connection with preparing, assembling and mailing the proxy solicitation materials and the charges and expense of brokerage houses and other custodians, nominees and fiduciaries for forwarding solicitation materials to beneficial owners. In addition to solicitation by mail, proxies may be solicited personally or by telephone or telegraph by directors, officers or employees of the Company, who will receive no additional compensation for such services.

      SHAREHOLDERS ARE URGED TO SPECIFY THEIR CHOICES, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE WHETHER OR NOT THEY PLAN TO ATTEND THE MEETING. SHAREHOLDERS PRESENT AT THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON. PROMPT RESPONSE IS HELPFUL, AND YOUR COOPERATION WILL BE APPRECIATED.

Dated:    May 8, 1998

                                    Exhibit A

                              AMENDED AND RESTATED
                            ARTICLES OF INCORPORATION
                                       OF
                       ACTION PRODUCTS INTERNATIONAL, INC.


      Pursuant to the provisions of Sections 607.1003, 607.1006 and 607.1007 of the Florida Business Corporation Act, the undersigned corporation hereby adopts the following Amended and Restated Articles of Incorporation:

      1. The name of the Corporation is ACTION PRODUCTS INTERNATIONAL, INC., a Florida corporation (the "Corporation").

      2. The text of the Corporation's Amended and Restated Articles of Incorporation is as follows:

     FIRST:    The name of the Corporation is:

               ACTION PRODUCTS INTERNATIONAL, INC.

     SECOND:   The period of the duration of the corporation is perpetual.

     Article THIRD is hereby amended to read as follows:

      THIRD: The Corporation is organized for the purpose of transacting any and all lawful business for which corporations may be formed under the Florida Business Corporation Act, and all amendments and supplements thereto, or any law enacted to take the place thereof.

     Article FOURTH is hereby amended to read as follows:

      FOURTH: The total number of shares which the Corporation shall have the authority to issue shall be 25 million (25,000,000) shares which shall be divided into two classes as follows: (a) 15,000,000 shares of common stock with a par value of one mil ($.001) per share; and (b) 10,000,000 shares of preferred stock, with a par value of one mil ($.001) per share, in such series and variations in the relative rights and preferences, if any, between such series as the Board of Directors shall determine.

           A. COMMON STOCK. Subject to the preferential dividend rights applicable to shares of any series of Preferred Stock, the holders of shares of Common Stock shall be entitled to receive such dividends as may be declared by the Board of Directors. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, after distribution in full of the preferential amounts to be distributed to the holders of shares of the Preferred Stock, the holders of shares of the Common Stock shall be entitled to receive all of the remaining assets of the Corporation available for distribution to its shareholders, ratably in proportion to the number of shares of the Common Stock held by them. Each holder of record of the Common Stock shall have one vote for such share of Common Stock standing in such holder's name on the books of the Corporation and entitled to vote.

           B. PREFERRED STOCK. The Board of Directors may issue Preferred Stock, from time to time, in one or more series. Authority is hereby vested solely in the Board of Directors of the Corporation to provide, from time to time, for the issuance of Preferred Stock in one or more series and in connection therewith to determine without shareholder approval the number of shares to be included and such of the designations, powers, preferences, and relative rights and the qualifications, limitations, and restrictions of any such series, including, without limiting the generality of the foregoing any of the following provisions with respect to which the Board of Directors shall determine to make affirmative provision:

(1) The extent of the voting powers, full or limited, if any, of the shares of such series, provided that the holder of shares of such series (i) will not be entitled to more than one vote per share and (ii) will not be entitled to vote on any matter separately as a class, except (i) to the extent provided by Florida law and (b) to the extend specified in the Preferred Stock Designation with respect to such series;

(2) The designation and name of such series and the number of shares that shall constitute such series;

(3) The annual dividend rate or rates payable on shares of such series, the date or dates from which such dividends shall commence to accrue, and the dividend payment dates for such dividends;

(4) Whether dividends on such series are to be cumulative or noncumulative, and the participating or other special rights, if any, with respect to the payment of dividends;

(5) Whether such series shall be subject to redemption and, if so, the manner of redemption, the redemption price or prices and the terms and conditions on which shares of such series may be redeemed;

(6) Whether such series shall have a sinking fund or other retirement provisions for the redemption or purchase of shares of such series, and, if so, the terms and amount of such sinking fund or other retirement provision and the extent to which the charges therefor are to have priority over the payment of dividends on or the making of sinking fund or other like retirement provisions for shares of any other series or over the payment of dividends on the Common Stock;

(7) The amounts payable on shares of such series on voluntary or involuntary dissolution, liquidation, or winding up of the affairs of the Corporation and extent to which such payment shall have priority over the payment of any amount on voluntary or involuntary dissolution, liquidation, or winding up of the affairs of the Corporation on shares of any other series or on the Common Stock;

(8) The terms and conditions, if any, on which shares of such series may be converted into, or exchanged for, shares of any other series or of Common Stock;

(9) The stated value, if any, for the shares of such series, the consideration for which shares of such series may be issued and amount of such consideration that shall be credited to the capital account; and

(10) Any other preferences and relative, participating, optional, or other special rights, and qualifications, limitations or restrictions thereof, or any other term or provision of shares of such series as the Board of Directors may deemed appropriate or desirable.

The Board of Directors is expressly authorized to vary the provisions relating to the foregoing matters between the various series of Preferred Stock.

      All shares of Preferred Stock of any one series shall be identical in all respects with all other shares of such series, except that shares of any one series issued at different times may differ as to the dates from which dividends thereon shall be payable, and if cumulative, shall cumulate.

     Shares of any series of Preferred Stock that shall be issued and thereafter acquired by the Corporation through purchase, redemption (whether through the operation of a sinking fund or otherwise), conversion, exchange, or otherwise, shall, upon appropriate filing and recording to the extent required by law, have the status of authorized and unissued shares of Preferred Stock and may be reissued as part of such series or as part of any other series of Preferred Stock. Unless otherwise provided in the resolution or resolutions of the Board of Directors providing for the issuance thereof, the number of authorized shares of stock of any series of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by resolution or resolutions of the Board of Directors and appropriate filing and recording to the extent required by law. In case the number of shares of any such series of Preferred Stock shall be decreased, the shares representing such decrease shall, unless otherwise provided in the resolution or resolutions of the Board of Directors providing for the issuance thereof, resume the status of authorized but unissued shares of Preferred Stock, undesignated as to series.

     Article FIFTH is hereby amended to read as follows:

     FIFTH:    The street address of the registered office of the Corporation is
344 Cypress Road, Ocala, Florida 34472 and the name of the registered agent at such address is Ronald S. Kaplan.

      Article SIXTH, SEVENTH, EIGHTH and TENTH are hereby deleted in their entirety and the following new Articles SIXTH and SEVENTH are hereby added and shall read as follows:

      SIXTH: At the 1998 Annual Meeting of Shareholders, the directors shall be classified into two classes, as nearly equal in number as possible, with the term of office for the first class to expire at the 1999 Annual Meeting of Shareholders and the term of office of the second class to expire at the 2000 Annual Meeting of Shareholders. At each Annual Meeting of Shareholders following such initial classification and election, directors elected to succeed those directors whose terms expire shall be elected for a term of office to expire at the second succeeding Annual Meeting of Shareholders after their election.

      SEVENTH: The street address of the principal office of the Corporation is 344 Cypress Road, Ocala, Florida 34472.

     Article NINTH is now EIGHTH and is hereby amended to read as follows:

      EIGHTH: The By-Laws of the Corporation may be altered, amended, or repealed, and new By-Laws may be adopted, by action of the Board of Directors, subject to the limitations of F.S. 607.1020(1) or any successor statute thereto. The shareholders of the Corporation may alter, amend, or repeal these By-Laws or adopt new By-Laws even though these By-Laws may also be amended or repealed by the Board of Directors.

     IN WITNESS WHEREOF, the undersigned has executed these Amended and Restated
Articles of Incorporation by its duly authorized officer this   8   day of   May
, 1998.


     ACTION PRODUCTS INTERNATIONAL, INC.


     By:__/s/Ronald S. Kaplan____________________
          Ronald S. Kaplan, President
          Chief Executive Officer and President

                                    Exhibit B


                              AMENDED AND RESTATED

                                  B Y - L A W S

                                       OF

                       ACTION PRODUCTS INTERNATIONAL, INC.



                           ARTICLE I

                            Offices

      In addition to the office of the corporation registered with the Secretary of State of Florida, the corporation may also have offices at such places, both within and without the State of Florida, as the Board of Directors may from time to time determine or the business of the corporation may require.

                           ARTICLE II

                          Shareholders

      Section 1. ANNUAL MEETING. A meeting of shareholders shall be held annually between the third and sixth month, inclusive, of each fiscal year of the corporation for the purpose of electing directors, and for transacting any other business coming before the meeting. If the election of directors is not held on the day so determined for any annual meeting of the shareholders, or at any adjournment thereof, the Board of Directors shall cause the election to be held at a special meeting of the shareholders as soon thereafter as convenient.

      Section 2. SPECIAL MEETINGS. Special meetings of the shareholders, for any purpose or purposes, unless otherwise prescribed by law or by the Articles of Incorporation, may be called by the Chairman of the Board, if any, the President or by the Board of Directors, and shall be called by the President or Secretary at the written request of a majority of the Board of Directors then in office or at the written request of the holders of not less than one-tenth (1/10th) of all the votes entitled to be cast on any issue proposed for consideration at the meeting. Such request shall state the purpose or purposes of the proposed meeting. Business transacted at any special meeting shall be limited to the purposes described in the special meeting notice required by
Section 4 of this Article.

      Section 3. PLACE OF MEETING. The Board of Directors may designate any place, either within or without the State of Florida, as the place of meeting for any annual or special meeting of the shareholders. If no designation is made, the meeting place shall be the principal office of the corporation unless the notice of the meeting specifies otherwise.

     Section 4. NOTICE OF MEETING. Written or printed notice stating the date, time and place of the meeting and, in the case of a special meeting, a description of the purpose or purposes for which the meeting is called, shall be delivered to the shareholders entitled to vote thereat, not less than ten (10) days nor more than sixty (60) days before the date of the meeting, either personally or by first class mail, by or at the direction of the President or the Secretary, or, in the case of a special meeting, by the officers and or persons designated to call such special meeting in accordance with Section 2 of this Article II. If the notice is mailed at least thirty (30) days before the date of the meeting, it may be done by a class of United States mail other than first class. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail, addressed to the shareholder at his address as it appears on the stock transfer books of the corporation, with postage thereon prepaid.

     If an annual or special meeting of shareholders is adjourned to a different date, time or place, notice of the new date, time or place need not be given if same is announced at the meeting before an adjournment is taken, and any business may be transacted at the adjourned meeting that might have been transacted on the original date of the meeting. If a new record date for the adjourned meeting is or must be fixed under Section 2 of Article X of these By-laws, notice of the adjourned meeting must be given to persons who are shareholders as of the new record date who are entitled to notice of the meeting.

     Notwithstanding the foregoing, no notice of a shareholders' meeting need be given to a shareholder if:

      (a) An annual report and proxy statements for two consecutive annual meetings of shareholders or

      (b) All, and at least two checks in payment of dividends or interest on securities during a 12-month period,

have been sent by first-class United Sates mail, addressed to the shareholder at his address as it appears on the share transfer books of the corporation, and returned undeliverable. The obligation of the corporation to give notice of a shareholders' meeting to any such shareholder shall be reinstated once the corporation has received a new address for such shareholder for entry on its share transfer books.

      Section 5. WAIVER OF NOTICE OF SHAREHOLDERS' MEETING. (a) Whenever any notice is required to be given to any shareholder of the corporation under the provisions of law, the Articles of Incorporation or these By-laws, a written waiver thereof signed by the person or persons entitled to such notice and delivered to the corporation, before or after the date and time stated therein, shall be equivalent to the giving of such notice. Unless otherwise provided in the Articles of Incorporation, neither the business to be transacted at, nor the purpose of, any regular or special meeting of the shareholders need be specified in any written waiver of notice.

     (b) Attendance of a shareholder at a meeting waives objection to: (1) lack of notice or defective notice of the meeting, unless the shareholder objects at the beginning of the meeting to holding the meeting or transacting business at the meeting; or (2) the consideration of a particular matter at the meeting that is not within the purpose or purposes described in the meeting notice, unless the shareholder objects to considering the matter when it is presented.

      Section 6. SHAREHOLDERS' LIST. (a) After fixing a record date for a meeting of the shareholders, the officer or agent having charge of the stock transfer books for shares of the corporation shall prepare, at least ten (10) days before such meeting of share-holders, an alphabetical list of the names of the shareholders entitled to notice of such meeting, arranged by voting group, with the address of, and the number and class and series, if any, of shares held by each.

      (b) For a period of ten (10) days prior to the meeting, or such shorter time as exists between the record date and the meeting (and continuing through the meeting), the shareholders' list shall be available for inspection by any shareholder during regular business hours at the corpora-tion's principal office, at a place identified in the meeting notice in the city where the meeting is to be held, or at the office of the corporation's transfer agent or registrar. A shareholder or the shareholder's agent or attorney is entitled on written demand to inspect and copy the list during regular business hours at his expense, during the period it is available for inspection; provided, that (i) the shareholder's demand is made in good faith and for a proper purpose, (ii) the shareholder describes with reasonable particularity his purpose and the records he desires to inspect; and (iii) the records are directly connected with the shareholder's purpose. Such list shall also be available at the meeting and shall be subject to inspection by any shareholder, or the shareholder's agent or attorney, at any time during the meeting or any adjournment thereof. The shareholders' list shall be prima facie evidence of the identity of shareholders entitled to examine such list or to vote at a meeting of shareholders. A shareholder may not sell or otherwise distribute any information or records inspected under this Section, except as otherwise permitted by law.

      Section 7. SHAREHOLDER QUORUM AND VOTING. (a) Unless otherwise provided in the Articles of Incorporation, a majority of the shares entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of shareholders, but in no event shall a quorum consist of less than one-third (1/3) of the shares entitled to vote at the meeting. When a specified item of business is required to be voted on by a class or series of stock, a majority of the shares of such class or series shall constitute a quorum for the transaction of such item of business by that class or series.

      (b) If a quorum exists, action on a matter, other than the election of directors, is approved if the votes cast by the holders of the shares represented at the meeting (and entitled to vote on the subject matter) favoring the action exceed the votes cast opposing the action, unless a greater number of affirmative votes or voting by classes is required by law or the Articles of Incorporation.

      (c) Unless otherwise provided in the Articles of Incorporation, directors shall be elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present. Each shareholder who is entitled to vote at an election of directors may vote (in person or by proxy) the number of shares owned by him for as many persons as there are directors to be elected at that time and for whose election he has a right to vote. Shareholders shall not have a right to cumulate their votes for directors unless the Articles of Incorporation so provide.

      (d) After a quorum has been established at a shareholders' meeting, the subsequent withdrawal of shareholders, so as to reduce the number of shares entitled to vote at the meeting below the number required for a quorum, shall not affect the validity of any action taken at the meeting or any adjournment thereof.

      Section  8.   VOTING  ENTITLEMENT OF SHARES.  (a) Except  as  provided  in
Section 8(b) of this Article or unless otherwise provided by law or the Articles of Incorporation, each outstanding share, regardless of class, shall be entitled to one vote on each matter submitted to a vote at a meeting of shareholders. Only shares are entitled to vote. If the Articles of Incorporation provide for more or less than one vote for any share on any matter, each reference in these By-laws to a majority or other proportion of shares shall refer to such a majority or other proportion of votes entitled to be cast.

      (b) Shares which have been reacquired or redeemed by the corporation shall not be voted, directly or indirectly, at any meeting, and shall not be counted in determining the total number of outstanding shares at any given time. Shares of this corporation's own stock are not entitled to vote if they are owned (directly or indirectly) by another corporation and this corporation owns (directly or indirectly) a majority of the shares entitled to vote for directors of that other corporation. This shall not limit the power of the corporation to vote any shares, including its own shares, held by it in a fiduciary capacity.

      Section 9. PROXIES. A shareholder, those persons entitled to vote on behalf of a shareholder pursuant to law, or a shareholder's attorney-in-fact may vote a shareholder's shares in person or by proxy. A shareholder may appoint a proxy to vote or otherwise act for him by signing an appointment form, either personally or by his attorney-in-fact. An appointment of a proxy shall be effective when received by the Secretary or other officer of the corporation authorized to tabulate votes and shall be valid for up to eleven (11) months unless a longer period is expressly provided in the appointment form. A proxy holder may appoint, in writing, a substitute to act in his place, if the appointment form expressly so permits.

      Section 10. INSPECTORS OF ELECTIONS. Prior to each shareholders' meeting, the Board of Directors or the President shall appoint one or more Inspectors of Elections. Upon his appointment, each such Inspector shall take and sign an oath to faithfully execute the duties of Inspector at such meeting with strict impartiality and to the best of his ability. Such Inspectors shall determine the number of shares outstanding, the number of shares present at the meeting and whether a quorum is present at such meeting. The Inspectors shall receive votes and ballots and shall determine all challenges and questions as to the right to vote and shall thereafter count and tabulate all votes and ballots and determine the result. Such Inspectors shall do such further acts as are proper to conduct the elections of directors and the vote on other matters with fairness to all shareholders. The Inspectors shall make a certificate of the results of the elections of directors and the vote on other matters. No candidate for election as a director of the corporation shall be appointed as an Inspector.

      Section 11. ACTION BY SHAREHOLDERS WITHOUT A MEETING. (a) Unless otherwise provided in the Articles of Incorporation, any action required or permitted by law to be taken at an annual or special meeting of shareholders may be taken without a meeting, without prior notice and without a vote, if the action is taken by the holders of outstanding stock of each voting group entitled to vote thereon having not less than the minimum number of votes with respect to each voting group that would be necessary to authorize or take such action at a meeting at which all voting groups and shares entitled to vote thereon were present and voted.

      (b) In order to be effective, the action must be evidenced by one or more written consents describing the action taken, dated and signed by approving shareholders having the requisite number of votes of each voting group entitled to vote thereon, and delivered to the corporation within sixty (60) days of the date of the written consent.

      (c)  Any  written consent may be revoked prior to the date the corporation
receives  the required number of consents to authorize the proposed action.   No
revocation is effective unless in writing and received by the corporation.

      (d) Within ten (10) days after obtaining such authorization by written consent, notice must be given to those shareholders who have not consented in writing or who are not entitled to vote on the action. The notice shall fairly summarize the material features of the authorized action and, if the action is a merger, consolidation, sale or exchange of assets, or other action for which dissenter's rights are provided by law, the notice shall contain a clear statement of the right of dissenting share-holders to be paid the fair value of their shares upon compliance with further provisions of law regarding the rights of dissenting shareholders.

     Section 12. VOTING TRUSTS. Any number of shareholders of this corporation may create a voting trust in the manner provided by law for the purpose of conferring upon the trustee or trustees the right to vote or otherwise represent their shares. When the counterpart of a voting trust agreement and a copy of the record of the holders of voting trust certificates are deposited with the corporation as provided by law, those documents shall be subject to the same right of examination by a shareholder of the corporation, in person or by agent or attorney, as are the books and records of the corporation, and the counterpart and the copy of the record shall be subject to examination by any holder of record of voting trust certificates, either in person or by agent or attorney, at any reasonable time for any proper purpose.

      Section 13. SHAREHOLDERS' AGREEMENTS. Two or more shareholders of this corporation may enter into an agreement providing for the exercise of voting rights in the manner provided in the agreement or relating to any phase of the affairs of the corporation, in the manner and to the extent provided by law. The agreement shall not impair the right of this corporation to treat a shareholder of record as entitled to vote the shares as standing in his name.

                          ARTICLE III

                       Board of Directors

      Section 1. GENERAL POWERS. All corporate powers shall be exercised by or under the authority of, and the business and affairs of the corporation shall be managed under the direction of, the Board of Directors except as may be otherwise provided by law or in the Articles of Incorporation.

           Section 2. NUMBER, TENURE AND QUALIFICATIONS. The corporation shall have five (5) director(s) initially. The number of directors may be increased or decreased from time to time by (a) a majority vote of the entire board of directors, or (b) a vote of the holders of a majority of the outstanding shares of the corporation at any regular or special meeting of the shareholders; however, no decrease shall have the effect of shortening the term of an incumbent director (unless the shareholders remove the director pursuant to Section 15 hereof.

At the 1998 Annual Meeting of Shareholders, the directors shall be classified into two classes, as nearly equal in number as possible, with the term of office for the first class to expire at the 1999 Annual Meeting of Shareholders and the term of office of the second class to expire at the 2000 Annual Meeting of Shareholders. At each Annual Meeting of Shareholders following such initial classification and election, directors elected to succeed those directors whose terms expire shall be elected for a term of office to expire at the second succeeding Annual Meeting of Shareholders after their election.

      Section 3. ANNUAL MEETING. The Board of Directors shall hold its annual meeting at the same place as, and immediately following, each annual meeting of shareholders for the purpose of electing officers and the transaction of such other business as may come before the meeting. If a majority of the directors is present at such place and time, prior notice of the meeting need not be given to the directors. Alternatively, the place and time of such meeting may be fixed by written consent of the directors.

      Section 4. REGULAR MEETINGS. Regular meetings of the Board of Directors may be held without notice at such time and at such place as shall be determined from time to time by the Board of Directors.

      Section 5. SPECIAL MEETINGS. Special meetings of the Board of Directors may be called by the Chairman of the Board, if any, the President or any two (2) directors. The person or persons authorized to call special meetings of the Board of Directors may fix the place for holding any special meetings that are called by them.

      Section 6. NOTICE. Notice of any special meeting shall be given at least two (2) days prior thereto by written notice delivered personally, by mail, telegraph, cablegraph or overnight courier, to the business address of the director. Notice shall be effective at the earlier of: (a) personal receipt by the director; (b) five (5) days after its deposit in the United States mail, as evidenced by the postmark, if mailed postpaid; (c) the date shown on the return receipt, if sent by registered or certified mail, return receipt requested, and the receipt is signed by or on behalf of the addressee; (d) the date of delivery of notice by telegraph or cablegraph, if confirmation of delivery is provided by the telegraph or cablegraph company; or (e) the first business day following the date on which the notice is sent by Federal Express or similar overnight courier service.

      Section 7. WAIVER OF NOTICE OF DIRECTORS' MEETINGS. Whenever any notice of meeting is required to be given to any director under the provisions of law, the Articles of Incorporation or these By-laws, a written waiver thereof signed by the director either before or after the meeting shall be equivalent to the giving of such notice. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the directors need be specified in any written waiver of notice. The attendance of a director at a meeting shall constitute a waiver of notice of such meeting, except where a director states, at the beginning of the meeting or promptly upon arrival at the meeting, any objection to the transaction of business because the meeting is not lawfully called or convened.

      Section 8. QUORUM. A majority of the required number of directors, as specified in the Articles of Incorporation or specified in accordance with these By-laws, shall constitute a quorum for the transaction of business unless a greater number is required by the Articles of Incorporation for a quorum.

      Section 9. MANNER OF ACTING. The act of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors, unless the act of a greater number is required by the Articles of Incorporation.

      Section 10. VACANCIES. Any vacancy occurring in the Board of Directors, including any vacancy created by reason of an increase in the number of directors, may be filled by the affirmative vote of a majority of the remaining directors though less than a quorum of the Board of Directors, or by the shareholders, unless the Articles of Incorporation provide otherwise and subject to statutory restrictions regarding directors who were elected by a voting group. A director elected to fill a vacancy shall hold office only until the next election of directors by the shareholders.

      Section 11. COMPENSATION. By resolution of the Board of Directors, any director may be paid expenses, if any, of attendance at any meeting of the Board of Directors, and may be paid a fixed sum for attendance at any meeting of the Board of Directors, or a stated salary as a director. No payment shall preclude a director from serving the corporation in any other capacity and receiving compensation therefor.

     Section 12. DUTIES OF DIRECTORS. A director shall perform his duties as a director, including his duties as a member of any committee of the board upon which he serves, in good faith, in a manner he reasonably believes to be in the best interests of the corporation, and with such care as an ordinarily prudent person in a similar position would use under similar circumstances.

      In performing his duties, a director may rely on information, opinions, reports, or statements, including financial statements and other financial data, prepared or presented by the following:

           (a) one or more officers or employees of the corporation whom the director reasonably believes to be reliable and competent in the matters presented;

           (b) legal counsel, public accountants, or other persons as to matters that the director reasonably believes to be within that person's professional or expert competence; or

          (c) a committee of the board of directors upon which he does not serve and which he reasonably believes to merit confidence, as to matters within the authority designated by it by the articles of incorporation or the by-laws.

      In performing his duties, a director may consider such factors as the director deems relevant, including the long-term prospects and interests of the corporation and its shareholders, and the social, economic, legal or other effects of any action on the employees, suppliers, customers of the corporation or its subsidiaries, the communities and society in which the corporation or its subsidiaries operate, and the economy of the state and the nation.

      A director shall not be considered as acting in good faith if he has knowledge concerning the matter in question that would cause the reliance described above to be unwarranted. A person who performs his duties in compliance with this Section shall have no liability because of his being or having been a director of the corporation.

      Section 12. PRESUMPTION OF ASSENT. A director of the corporation who is present at a meeting of the Board of Directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless:
(a) he objects at the beginning of the meeting (or promptly upon his arrival) to the holding of the meeting or transacting specified business at the meeting; or
(b) he votes against such action or abstains from the action taken. To evidence his abstention or vote against any action, a director shall file his written dissent or abstention from such action with the person acting as the secretary of the meeting before the adjournment thereof, or shall forward such dissent or abstention by registered or certified mail, return receipt re-quested, to the
Secretary  of  the  corporation immediately following  the  adjournment  of  the meeting. Such right to dissent or abstain shall not apply to a director who voted in favor of such action.

      Section 13. ACTION BY THE BOARD WITHOUT A MEETING. Unless otherwise provided in the Articles of Incorporation, any action required by law or these By-laws to be taken at a meeting of the directors of the corporation, or any action which may be taken at a meeting of the directors or a committee thereof, may be taken without a meeting if a consent in writing, setting forth the action taken, signed by all of the directors or all the members of the committee, as the case may be, is filed in the minutes of the proceedings of the Board or of the committee. Such consent shall have the same effect as a unanimous vote at a meeting, and shall be effective when the last director signs the consent, unless the consent specifies a different effective date.

      Section 14. TELEPHONE MEETINGS. Except as otherwise provided in the Articles of Incorporation, members of the Board of Directors may participate in a regular or special meeting of the Board by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can simultaneously hear each other during the meeting. Participation by such means shall constitute presence in person at a meeting.

      Section 15. REMOVAL AND RESIGNATION OF DIRECTORS. (a) Unless the Articles of Incorporation otherwise provide, one or more directors may be removed in the manner provided in this Section at a meeting of shareholders, provided the notice of the meeting states that the purpose, or one of the purposes, of the meeting is the removal of the director(s). Any director or the entire Board of Directors may be removed, with or without cause, by a vote of the holders of a majority of the shares then entitled to vote at an election of directors, subject to statutory restrictions relating to directors who were elected by voting groups or cumulative voting. The removal of a director shall not prejudice the contract rights, if any, of the person removed. Election or appointment of a director shall not of itself create contract rights.

      (b) A director may resign at any time by delivering written notice to the corporation's Board of Directors, its Chairman, if any, or to the corporation. A resignation is effective when the notice is delivered, unless the notice specifies a later effective date.

      Section 16. DIRECTOR CONFLICTS OF INTEREST. (a) No contract or other transaction between this corporation and one or more of its directors or any other corporation, firm, association or entity in which one or more of the directors are directors or officers or are financially interested, shall be either void or voidable because of that relationship or interest or because the director or directors are present at the meeting of the board of directors or a committee that authorizes, approves, or ratifies the contract or transaction or because his or their votes are counted for that purpose, if:

           (i) The existence of the relationship or interest is disclosed or known to the board of directors or committee that authorizes, approves, or ratifies the contract or transaction by a vote or consent sufficient for the purpose, without counting the votes and consents of the interested directors; or

           (ii) The existence of the relationship or interest is disclosed or known to the shareholders entitled to vote and they authorize, approve, or ratify the contract or transaction by vote or written consent; or

           (iii) The contract or transaction is fair and reasonable to the corporation at the time it is authorized by the board, a committee, or the shareholders.

     (b) For purposes of subsection (i) only, a conflict of interest transaction is authorized, approved or ratified if it receives the affirmative vote of a majority of the directors on the board of directors, or on the committee, who have no relationship or interest in the transaction described in Section 16(a) hereof, but a transaction may not be authorized, approved or ratified under this Section by a single director. If a majority of the directors who have no such relationship or interest in the transaction vote to authorize, approve or ratify the transaction, a quorum is present for the purpose of taking action under this Section. The presence of, or a vote cast by a director with such relationship or interest in the transaction does not affect the validity of any action taken under subsection (i) if the transaction is otherwise authorized, approved or ratified as provided in that subsection, but such presence or vote of those directors may be counted for purposes of determining whether the transaction is approved under other sections of these by-laws or as provided by law.


                           ARTICLE IV

                            Officers

      Section 1. NUMBER. The corporation's officers shall include a President, a Secretary and a Treasurer, each of whom shall be elected by the Board of Directors. The Board of Directors may also elect a Chairman of the Board, one or more Vice Presidents, one or more Assistant Secretaries and Assistant Treasurers and such other officers, as the Board of Directors shall deem appropriate. Two or more offices may be held simultaneously by the same person.

      Section 2. ELECTION AND TERM OF OFFICE. The officers of the corporation shall be elected annually by the Board of Directors at its first meeting and after each annual meeting of the shareholders. If the election of officers is not held at such meeting, such election shall be held as soon thereafter as convenient. Each officer shall hold office until his successor is duly elected and qualified, or until his death, resignation or removal.

      Section 3. REMOVAL. Any officer or agent elected or appointed by the Board of Directors may be removed by the Board whenever in its judgment the best interests of the corporation will be served thereby. Any such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of an officer or agent shall not of itself create contract rights.

      Section 4. VACANCIES. Any vacancy, however occurring, in any office may be filled by the Board of Directors.

      Section  5.   PRESIDENT.  Unless otherwise provided by resolution  of  the
Board of Directors, the President shall be the chief executive officer of the corporation, shall preside at all meetings of the shareholders and the board of directors (if he shall be a member of the board), shall have general and active management of the business and affairs of the corporation and shall see that all orders and resolutions of the Board of Directors are carried into effect. The President shall execute on behalf of the corporation, and may affix or cause the seal to be affixed to, all instruments requiring such execution except to the extent the signing and execution thereof shall be expressly delegated by the Board of Directors to some other officer or agent of the corporation.

      Section 6. VICE PRESIDENTS. The Vice Presidents, if any, shall act under the direction of the President and in the absence or disability of the President shall perform such other duties and have such other powers as the President or the Board of Directors may from time to time prescribe. The Board of Directors may designate one or more Executive Vice Presidents or may otherwise specify the order and seniority of the Vice Presidents. The duties and powers of the President shall descend to the Vice Presidents in such specified order of seniority.

      Section 7. SECRETARY. The Secretary shall act under the direction of the President. Subject to the direction of the President, the Secretary shall attend all meetings of the Board of Directors and all meetings of the shareholders and record the proceedings. The Secretary shall perform like duties for the standing committees when required; shall give, or cause to be given, notice of all meetings of the shareholders and special meetings of the Board of Directors; and shall perform such other duties as may be prescribed by the President or the Board of Directors. The Secretary shall keep in safe custody the seal of the corporation and, when authorized by the President or the Board of Directors, cause it to be affixed to any instrument requiring it. The Secretary shall be responsible for maintaining the stock transfer book and minute book of the corporation and shall be responsible for their updating.

      Section 8. ASSISTANT SECRETARIES. The Assistant Secretaries, if any, shall act under the direction of the President in the order of their seniority in office, unless otherwise determined by the President or the Board of Directors. They shall, in the absence or disability of the Secretary, perform the duties and exercise the powers of the Secretary. They shall perform such other duties and have such other powers as the President or the Board of Directors may from time to time prescribe.

      Section 9. TREASURER. The Treasurer shall act under the direction of the President. Subject to the direction of the President, the Treasurer shall have the custody of the corporate funds and securities, shall keep full and accurate accounts of receipts and disbursements in books belonging to the corporation, and shall deposit all monies and other valuable effects in the name, and to the credit of, the corporation in such depositories as may be designated by the Board of Directors. The Treasurer shall disburse the funds of the corporation as may be ordered by the President or the Board of Directors, taking proper vouchers for such disbursements, and shall render to the President and the Board of Directors at its regular meetings, or when the Board of Directors so requires, an account of all his transactions as Treasurer and of the financial condition of the corporation. The Treasurer may affix or cause to be affixed the seal of the corporation to documents so requiring the seal.

     Section 10. ASSISTANT TREASURERS. The Assistant Treasurers, if any, in the order of their seniority of office, unless otherwise determined by the President or the Board of Directors shall, in the absence or disability of the Treasurer, perform the duties and exercise the powers of the Treasurer. They shall perform such other duties and have such other powers as the President or the Board of Directors may from time to time prescribe.

      Section 11. DELEGATION OF DUTIES. Whenever an officer is absent or whenever for any reason the Board of Directors may deem it desirable, the Board of Directors may delegate the powers and duties of an officer to any other officer or officers or to any director or directors.

     Section 12. ADDITIONAL POWERS. To the extent the powers and duties of the several officers are not provided from time to time by resolution or other directive of the Board of Directors or by the President (with respect to other officers), the officers shall have all powers and shall discharge the duties customarily and usually held and performed by like officers of the corporations similar in organization and business purposes to this corporation.

     Section 13. SALARIES. The salaries of the officers shall be as fixed from time to time by the Board of Directors.


                           ARTICLE V

          Executive and Other Committees of the Board

      Section 1. CREATION OF COMMITTEES. By resolution passed by a majority of the full Board, the Board of Directors may designate an Executive Committee and one or more other committees. Each committee of the Board shall consist of two
(2) or more members who shall serve at the pleasure of the Board of Directors.

     Section 2. EXECUTIVE COMMITTEE. The Executive Committee, if there is one, shall consult with and advise the officers of the corporation in the management of its business. The Executive Committee shall have, and may exercise to the extent provided in the Board resolution creating such Executive Committee, only such powers of the Board of Directors as can be lawfully delegated by the Board.

      Section 3. OTHER COMMITTEES. Other committees shall have only such functions as can be lawfully delegated and may exercise the powers of the Board of Directors to the extent provided in the resolution or resolutions creating such committee or committees.

      Section 4. MEETINGS OF COMMITTEES. Regular meetings of the Executive Committee and any other committees may be held without notice at such time and place as shall from time to time be determined by each committee. Special meetings of the Executive Committee or other committees may be called by any member thereof upon two (2) days notice to each of the other members of the committee, or upon such shorter notice as may be agreed to in writing by each of the other members of the committee, given either personally or in the manner provided in Section 6 of Article III of these By-laws (pertaining to notice for directors' meetings). Members of the Executive Commit-tee shall be deemed present at a meeting of such Committee if a conference telephone or similar communications equipment, by means of which all persons participating in the meeting can hear each other, is used.

      Section 5. VACANCIES ON COMMITTEES. Vacancies on the Executive Committee or on other committees may be filled by the Board of Directors at any regular or special meeting.

      Section 6. QUORUM OF COMMITTEES. At all meetings of the Executive Committee or any other committee, a majority of the committee's members then in office shall constitute a quorum for the transaction of business.

      Section 7. MANNER OF ACTING OF COMMITTEES. The act of a majority of the members of the Executive Committee, or any other committee, who are present at a meeting at which a quorum is present shall be the act of such committee.

      Section 8. MINUTES OF COMMITTEES. The Executive Committee, if there is one, and all other committees shall keep regular minutes of their proceedings and shall report to the Board of Directors when required.

      Section 9. COMPENSATION. Members of the Executive Committee or another committee may be paid compensation in accordance with the provisions of Section 11 of Article III of these By-laws.


                           ARTICLE VI

                  Indemnification of Officers
                Directors, Employees and Agents

      Section 1. INDEMNIFICATION. Any person, or his heirs, or personal representative who is made or threatened to be made a party to any threatened, pending,or completed action or proceeding, whether civil, criminal, administrative, or investigative, because he or his testator or intestate is or was a director, officer, employee, or agent of this corporation or serves or served any other corporation or enterprise in any capacity at the request of this corporation, shall be indemnified by this corporation, and this corporation may advance his related expenses, to the full extent permitted by law. The foregoing right of indemnification or reimbursement shall not be exclusive of other rights to which the person or his heirs, or personal representative may be entitled. The corporation may, upon the affirmative vote of a majority of its board of directors, purchase insurance for the purpose of indemnifying these persons. The insurance may be for the benefit of all directors, officers, or employees.

      Section 2. INSURANCE. The corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partner-ship, joint venture, trust, or other enterprise against any liability asserted against him and incurred by him in any such capacity or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under the provisions of this Article.


                          ARTICLE VII

                       Issuance of Shares

      Section 1. AUTHORIZATION. Unless the power to authorize the issuance of shares is reserved to the shareholders in the Articles of Incorporation, the Board of Directors may authorize issuances of one or more shares of the corporation's authorized capital stock.

      Section 2. CONSIDERATION FOR SHARES. (a) The Board of Directors may authorize shares to be issued for a consideration consisting of any tangible or intangible property or benefit to the corporation, including cash, promissory notes, services performed, promises to perform services evidenced by a written contract, or other securities of the corporation.

      (b) Before the corporation issues shares, the Board of Directors must determine in good faith that the consideration received or to be received for shares to be issued is adequate. That determination by the Board of Directors is conclusive insofar as the adequacy of consideration for the issuance of shares relates to whether the shares are validly issued, fully paid, and nonassessable.

      (c) When the corporation receives the consideration for which the Board of Directors authorized the issuance of shares, the shares issued therefor are fully paid and nonassessable. Consideration in the form of a promise to pay money or a promise to perform services is deemed received by the corporation at the time of the making of the promise, unless the agreement specifically provides otherwise.

      (d) The corporation may place in escrow shares issued for a contract for future services or benefits or a promissory note, or make other arrangements to restrict the transfer of the shares, and may credit distributions in respect of the shares against their purchase price, until the services are performed, the notice paid, or the benefits received. If the services are not performed, the shares escrowed or restricted and the distributions credited may be canceled in whole or in part.

                          ARTICLE VIII

                Certificates Representing Shares

      Section 1. CERTIFICATES. Any certificate representing shares in the corporation shall be signed by the President or a Vice President and the Secretary or an Assistant Secretary of the corporation, shall state on its face the name of the corporation and indicate that it is incorporated under the laws of the State of Florida, shall state the name of the person to whom it is issued, shall state the number and class of shares and the designation of the series, if any, that the certificate represents, and may be sealed with the seal of the corporation or a facsimile thereof. The certificates shall be numbered and entered in the books of the corporation as they are issued. If an officer who signed (or whose facsimile signature was placed on) a stock certificate no longer holds office when the certificate is issued, the certificate is nevertheless valid.

      Section 2. RIGHTS OF DIFFERENT CLASSES. If the corporation is authorized to issue different classes of shares or different series within a class, the designations, relative rights, preferences and limitations applicable to each class and the variations and rights, preferences and limitations determined for each series (and the authority of the Board of Directors to determine variations for future series) shall be summarized on the front or back of each certificate. Alternatively, each certificate may state conspicuously on its front or back that the corporation will furnish the shareholder a full statement of the foregoing information on request and without charge.

      Section 3. FACSIMILE SIGNATURES. The signatures of the President or Vice President and the Secretary or Assistant Secretary may be facsimiles if the certificate is manually signed on behalf of a transfer agent or a registrar (other than the corporation itself or an employee of the corporation).

      Section 4. TRANSFER OF SHARES. Transfers of shares of the corporation shall be made upon the corporation's books by the holder of the shares, in person or by his lawfully constituted representative, upon surrender of the certificate representing shares for cancellation. The person in whose name shares stand on the books of the corporation shall be deemed by the corporation to be the owner thereof for all purposes. The corporation shall not be bound to recognize any equitable or other claim to, or interest in, shares on the part of any person other than the owner of record, regardless of whether the corporation has express or other notice of such claim or interest, except as otherwise provided by law.

                           ARTICLE IX

                  Shares Without Certificates

      Section 1. AUTHORIZATION OF SHARES WITHOUT CERTIFICATES. Unless the Articles of Incorporation provide otherwise, the Board of Directors of the corporation may authorize the issue of some or all of the shares of any or all of its classes or series without certificates. Such authorization does not affect any shares already represented by certificates until they are duly surrendered to the corporation. Unless expressly provided otherwise by law, the rights and obligations of shareholders shall be identical whether or not their shares are represented by certificates.

      Section 2. REQUIREMENTS. Within a reasonable time after the issue or transfer of shares without certificates, the corporation shall send the holder of such shares a written statement of the name of the corporation, a statement that it is incorporated under the laws of the State of Florida, the name of the person to whom the shares are issued, the number and class of shares and the designation of the series, if any, represented by the shares. If the corporation is authorized to issue different classes of shares or different series within a class, the written statement shall summarize the designations, relative rights, preferences and limitations applicable to each class and the variations and rights, preferences, and limitations determined for each series (and the authority of the Board of Directors to determine variations for future series). Alternatively, the written statement shall specify that the corporation will furnish the shareholder, on request and without charge, a full statement of the information specified in the preceding sentence.


                           ARTICLE X

                         Transfer Books

      Section 1. CLOSING OF TRANSFER BOOKS. To determine which share-holders shall be entitled to notice of or to vote at a meeting of shareholders, or shall be entitled to receive a dividend, the Board of Directors of the corporation may provide that the stock transfer books shall be closed for a stated period not to exceed, in any case, seventy (70) days. If the stock transfer books are closed for the purpose of determining shareholders entitled to notice of or to vote at a meeting of shareholders, such books shall be closed for at least ten (10) days immediately preceding such meeting.

      Section 2. FIXING RECORD DATE. In lieu of closing the stock transfer books, the Board of Directors may fix a date as the record date for any such determination of shareholders. The record date may not be more than seventy
(70) days and, in the case of a meeting of shareholders, not less than ten (10) days prior to the date on which the particular action requiring the determination of shareholders is to be taken.

      Section 3. NO RECORD DATE FIXED. If the stock transfer books are not closed and no record date is fixed, then the date on which notice of the meeting is mailed, or the date on which the resolution of the Board of Directors declaring such dividend is adopted, as the case may be, shall be the record date for the determination of shareholders.

     Section 4. ADJOURNMENTS. When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this Article, such determination shall apply to any adjournment thereof, unless: (a) the meeting is adjourned to a date more than 120 days after the date fixed for the original meeting; or (b) the Board of Directors fixes a new record date pursuant to this Article for the adjourned meeting.

                           ARTICLE XI

                           Dividends

      The Board of Directors may from time to time declare, and the corporation may pay, dividends on its outstanding shares of capital stock in the manner, and upon the terms and conditions, provided by law, the Articles of Incorporation, and these By-laws. Dividends may be paid in cash, in property, or in the corporation's own shares, sub-ject to the provisions of law and the Articles of Incorporation.


                          ARTICLE XII

                          Fiscal Year

      The fiscal year of the corporation shall be the twelve-month period ending December 31, or such other twelve month period as may be selected by the Board of Directors as the taxable year of the corporation for federal income tax pur-poses.


                          ARTICLE XIII

                       Corporate Records

     Section 1. RETENTION OF CORPORATE RECORDS. The corporation shall keep the following corporate records permanently:

     (a) its Articles of Incorporation or restated Articles of Incorporation and all amendments to same;

     (b) its By-laws or restated By-laws and all amendments to same; and

      (c) minutes of all meetings of its shareholders and Board of Directors, a record of all actions taken by the shareholders or Board of Directors without a meeting, and a record of all actions taken by each committee (if any) of the Board of Directors in place of the Board of Directors.

      Section 2. LIST OF SHAREHOLDERS. The corporation (or its agent) shall maintain a permanent record of its shareholders in a form that permits the preparation of a list of the names and addresses of all shareholders in alphabetical order by class of shares, showing the number and series of shares held by each.

      Section 3. OTHER RECORDS. In addition to the foregoing, the corporation shall maintain copies of the following corporate records:

      (a) all written communications to all shareholders generally or all shareholders of a class or series within the past three (3) years, including the financial statements furnished for the past three (3) years pursuant to law or
Article XIV of these By-laws;

      (b) a list of the names and business street addresses of the corporation's current directors and officers; and

      (c) its most recent annual report delivered to the Florida Department of State.


                          ARTICLE XIV

              Financial Statements to Shareholders

     Section 1. DELIVERY TO SHAREHOLDERS. Unless modified by resolution of the shareholders within 120 days of the close of each fiscal year, the corporation shall furnish its shareholders with annual financial statements, which may be consolidated or combined statements of the corporation and one or more of its subsidiaries, as appropriate. Such financial statements shall include a balance sheet as of the end of the fiscal year, an income statement for that year, and a statement of cash flows for that year. If financial statements are prepared for the corporation on the basis of generally accepted accounting principles, the annual financial statements must also be prepared on that basis.

      Section 2. REPORT ON FINANCIAL STATEMENTS. If the annual financial statements are reported upon by a public accountant, the accountant's report must accompany them. If not, the statements must be accompanied by a statement of the corporation's President or the person responsible for the corporation's accounting records:

      (a) stating his or her reasonable belief as to whether the statements were prepared on the basis of generally accepted accounting principles and, if not, describing the basis of preparation; and

      (b) describing any respects in which the statements were not prepared on a basis of accounting consistent with the statements prepared for the preceding year.

      Section 3. PROCEDURE FOR DELIVERY. The corporation shall mail the annual financial statements to each shareholder within 120 days after the close of each fiscal year, or within such additional time thereafter as is reasonably necessary to enable the corporation to prepare its financial statements if, for reasons beyond the corporation's control, it is unable to prepare its financial statements within the prescribed period.

      Section 4. DELIVERY UPON REQUEST. Upon the written request of a shareholder to whom the statements were not mailed, the corporation shall mail the latest annual financial statements to such shareholder. The corporation shall comply with requests made pursuant to this Section within thirty (30) days of the delivery of such a request to the corporation.


                           ARTICLE XV

                              Seal

      The corporate seal shall bear the name of the corporation and the words "Corporate Seal, Florida".

                          ARTICLE XVI

                  Shares in Other Corporations

      Shares in other corporations which are held by this corporation shall be voted by such officer or officers of this corporation as the Board of Directors shall from time to time designate for such purpose or by a proxy thereunto duly authorized by the Board.


                          ARTICLE XVII
                       Board of Directors

     Section 1. NOTIFICATIONS OF NOMINATIONS AND PROPOSED BUSINESS. Subject to the rights of holder of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation, (a) nominations for election of directors, and (b) business proposed to be brought before any shareholder meeting, may be made by the Board of Directors or proxy committee appointed by the Board of Directors or by any shareholder entitled to vote in the election of directors generally. However, any such shareholder may nominate one or more persons for election as directors at a meeting or propose business to be brought before a meeting, or both, only if such shareholder has given timely notice in proper written form of his intent to make such nomination or nominations or to propose such business. To be timely, a shareholder's notice must be delivered to or mailed and received by the Secretary of the corporation not later than sixty (60) days prior to such meeting. To be in proper written form, a shareholder's notice to the Secretary shall set forth:

     (i) the name and address of the shareholder who intends to make the nominations or propose the business and, as the case may be, of the person or persons to be nominated or of the business to be proposed;

     (ii) a representation that the shareholder is a holder of record of stock of the corporation entitled to vote at such meeting and, if applicable, intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;

     (iii) if applicable, a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons ( naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder;

     (iv) such other information regarding each nominee or each matter of business to be proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had the nominee been nominated, or intended to be nominated, or the matter been proposed, or intended to be proposed by the Board of Directors, and

     (v) if applicable, the consent of each nominee to serve as director of the corporation, if so elected.

     The chairman of the meeting may refuse to acknowledge the nomination of any person or the proposal of any business not made in compliance with the foregoing procedure.


                         ARTICLE XVIII
                           Amendments

     The By-Laws of the corporation may be altered, amended, or repealed, and new By-Laws may be adopted, by action of the board of directors, subject to the limitations of F.S. 607.1020(1) or any successor statute thereto. The shareholders of the Corporation may alter, amend, or repeal these By-Laws or adopt new By-Laws even though these By-Laws may also be amended or repealed by the Board of Directors.

                       ACTION PRODUCTS INTERNATIONAL, INC.

                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

                                   MAY 8, 1998

     The undersigned hereby constitutes and appoints Ronald S. Kaplan and Delton
G. de Armas the undersigned's true and lawful attorneys and proxies (with full power of substitution in each) (the "Proxy Agents"), to vote all of the shares of Action Products International, Inc. owned by the undersigned on April 9, 1998, at the Annual Meeting of Shareholders of Action Products International, Inc. to be held at the offices of the Company located at 344 Cypress Road, Ocala, Florida 34472-3108 on June 8, 1998, at 9:30 a.m., Eastern Daylight Time (including adjournments), with all powers that the undersigned would possess if personally present.

     THE BOARD RECOMMENDS A VOTE FOR EACH NOMINEE AND PROPOSAL.

I.   PROPOSAL TO AMEND AND RESTATE THE COMPANY'S ARTICLES OF INCORPORATION.

          FOR                 AGAINST             ABSTAIN

II.            ELECTION OF DIRECTORS

     A.        If  Proposal  I is adopted, to elect four directors  as  follows:
               Judith H. Kaplan and Richard Gordan, Jr. as Class 1 Directors for a one-year term and Ronald S. Kaplan and David A. Carter as Class II Directors for a two-year term.


          FOR (nominees listed above)        WITHOUT AUTHORITY

                (INSTRUCTION: To withhold authority to vote for an individual nominee, write that nominee's name in the space provided above).

     OR

     B. If Proposal I is not approved, to elect David A. Carter, Richard Gordan, Jr., Judith H. Kaplan and Ronald S. Kaplan as directors to serve for a one-year term.


          FOR (nominees listed above)        WITHOUT AUTHORITY

                (INSTRUCTION: To withhold authority to vote for an individual nominee, write that nominee's name in the space provided above).

      Should any other matter requiring a vote of the Shareholders arise, the above-named Proxy agents, and each of them, are authorized to vote the shares represented by this Proxy as their judgment indicates is in the best interest of Action Products International, Inc.

      This Proxy is solicited on behalf of the Management of Action Products International, Inc. This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned Shareholder. If no direction is made, this Proxy will be voted FOR the proposals described above.

      IMPORTANT: Please date this Proxy and sign exactly as your name or names appear hereon. If shares are held jointly, both owners must sign. Executors, administrators, trustees, guardians and others signing in a representative capacity should give their full titles.



Signature of Shareholder



Signature of Joint Shareholder


Dated:              , 1998


     PLEASE RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

     To Our Shareholders:

      Whether or not you are able to attend our 1998 Annual Meeting of Shareholder, it is important that your shares be represented, no matter how many shares you own. Accordingly, please complete and sign the Proxy provided above and mail it in the enclosed postage paid envelope.

     We look forward to receiving your voted Proxy at your earliest convenience.